Financial instruments (Tables)	12 Months Ended
Dec. 31, 2013
Financial Instruments Tables
Fair value of non-derivative instruments balance

NXT is exposed to foreign exchange risk as a result of holding US and Colombian denominated financial instruments, which included the following as at December 31, 2013 and 2012:

	2013		2012
US$ asset (liability) balances included in:	(in US$	)	(in US$	)
Cash and cash equivalents	$3,037,758		$4,830,338
Short-term investments	10,712		10,690
Restricted cash	50,697		435,591
Accounts receivable	45,000		293,260
Accounts payable and accrued liabilities	(87,974)		(378,591)
Net US$ non-derivative financial instruments	3,056,193		5,191,288

Fair value of derivative instruments balance

A continuity of the fair value of the US$ Warrants balance is as follows:

	2013	2012
Fair value of US$ Warrants, beginning of the year	$241,000	$-
Value attributed to US$ common share purchase Warrants issued in the 2012 Financings (see note 7(iii))	-	409,143
Transfer to common shares upon exercise of US$ Warrants in the year	(374,500)	-
Increase (decrease) in fair value during the year	1,371,500	(168,143)
Fair value of US$ Warrants, end of the year	1,238,000	241,000

Value attributed to warrants

The fair value attributed to the US$ Warrants that were issued in the 2012 Financings was calculated at issuance in 2012, and is re-valued at exercise dates and at each period end thereafter, using the Black-Scholes valuation model utilizing the following weighted average assumptions:

	2013	2012
Expected dividends paid per common share	Nil	Nil
Expected life in years	0.3	1
Expected volatility in the price of common shares	65%	80%
Risk free interest rate	1.00%	1.20%
Weighted average fair market value per Warrant issued in the period	n/a	$ US 0.08